                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported) April 11, 2001



                        INTEGRATED SECURITY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)





       DELAWARE                                        1-11900                                  75-2422983
(State or other jurisdiction                  (Commission File Number)             (I.R.S. Employer Identification No.)
   of incorporation)




         8200 SPRINGWOOD DRIVE, SUITE 230, IRVING, TX                                              75063
           (Address of principal executive offices)                                             (Zip Code)



      Registrant's telephone number, including area code                                      (972) 444-8280



         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

On April 11, 2001, Integrated Security Systems, Inc. issued a convertible promissory note to each of Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. and Frost National Bank FBO Renaissance US Growth & Income Trust PLC. Each of the two notes is in the original principal amount of $150,000 and has an annual interest rate of 8%. The notes, plus interest, are due on August 9, 2001. Interest is payable in monthly installments on the first day of each month. The notes are attached as exhibits to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     4.1 Convertible Promissory Note, dated April 11, 2001, payable to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. in the amount of $150,000.

     4.2 Convertible Promissory Note, dated April 11, 2001, payable to Frost National Bank FBO Renaissance US Growth & Income Trust PLC in the amount of $150,000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Integrated Security Systems, Inc.
                                        ---------------------------------------
                                        (Registrant)



April 25, 2001                          /s/ C. A. Rundell, Jr.
--------------                          ---------------------------------------
(Date)                                  C. A. Rundell, Jr.
                                        Chairman and CEO


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                                  EXHIBIT INDEX

Exhibit
Number           Description
------           -----------
4.1      Convertible Promissory Note, dated April 11, 2001, payable to Frost
         National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. in
         the amount of $150,000.

4.2      Convertible Promissory Note, dated April 11, 2001, payable to Frost
         National Bank FBO Renaissance US Growth & Income Trust PLC in the amount of $150,000.


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